Summary Prospectus and Prospectus Supplement Prime Money Market Fund
Supplement dated October 2, 2023 ■ Summary Prospectus and Prospectus dated August 1, 2023

The following replaces the last paragraph of the Principal Risks section on page 3 of the summary prospectus and prospectus:
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.

The following replaces the last paragraph of the Purchase and Sale of Fund Shares section on page 4 of the summary prospectus and prospectus:
The fund may impose a liquidity fee of up to 2% on fund redemptions if the fund's Board of Trustees determines that a liquidity fee is in the best interests of the fund.

The following replaces the Liquidity Fees and Redemption Gates section on page 14 of the prospectus:
Liquidity Fees
The fund may impose a fee on fund redemptions (liquidity fee) if the Board of Trustees determines such liquidity fee is in the best interests of the fund. If the Board implements a liquidity fee, the fund will generally use any proceeds to attempt to restore its market-based net asset value per share. To the extent that any liquidity fee causes the fund to have net income, the fund will declare a distribution on a daily basis. Generally, if you redeem shares while a liquidity fee is in place, the amount you receive for your shares will be reduced by the amount of the liquidity fee. However, for those accounts held directly at American Century or in American Century brokerage accounts that allow check writing or the use of a debit card, we will deduct the full amount of the check or debit card transaction plus the liquidity fee. Redeeming while there is a liquidity fee in place will generally cause you to recognize a capital loss.
If the fund’s weekly liquid assets fall below 10%, the fund reserves the right to permanently suspend redemptions and liquidate the fund pursuant to Rule 22e-3 if the Board of Trustees determines that it is not in the best interests of the fund to continue operating.

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